                                                                    EXHIBIT 21.1

                             Global Crossing Ltd.
                                  Subsidiaries

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Entity
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ALC Communications Corporation
(US) - Delaware
--------------------------------------------------------------------------------
Ameritel Management, Inc.
(British Columbia)
--------------------------------------------------------------------------------
Asia Global Crossing Asia Pacific Commercial Ltd.
(Hong Kong)
--------------------------------------------------------------------------------
Asia Global Crossing Asia Pacific Ltd.
(Hong Kong)
--------------------------------------------------------------------------------
Asia Global Crossing Development Company
(US) - Delaware
--------------------------------------------------------------------------------
Asia Global Crossing Holdings Ltd. (93%)
(Bermuda)
--------------------------------------------------------------------------------
Asia Global Crossing Hong Kong Limited
(Hong Kong)
--------------------------------------------------------------------------------
Asia Global Crossing Ltd.
(Bermuda)
--------------------------------------------------------------------------------
Atlantic Crossing Holdings Ltd.
(Bermuda)
--------------------------------------------------------------------------------
Atlantic Crossing Holdings U.K. Ltd.
(UK)
--------------------------------------------------------------------------------
Atlantic Crossing Ltd.
(Bermuda)
--------------------------------------------------------------------------------
Budget Call Long Distance, Inc.
(US) - Delaware
--------------------------------------------------------------------------------
Business Telemanagement, Inc.
(US) - California
--------------------------------------------------------------------------------
Carmathen Ltd.
(British Virgin Islands)
--------------------------------------------------------------------------------
DePue Communications, Inc.
(US) - Illinois
--------------------------------------------------------------------------------
Fairmount Cellular, Inc.
(US) - Georgia
--------------------------------------------------------------------------------
Frontel Communications Limited
(UK)
--------------------------------------------------------------------------------
Frontier Cable of Indiana, Inc.
(US) - Indiana
--------------------------------------------------------------------------------
Frontier Cable of Mississippi, Inc.
(US) - Mississippi
--------------------------------------------------------------------------------
Frontier Cable of Wisconsin, Inc.
(US) - Wisconsin
--------------------------------------------------------------------------------
Frontier Cellular of Alabama, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Entity
--------------------------------------------------------------------------------
(US) - Alabama
--------------------------------------------------------------------------------
Frontier Communications of the South, Inc.
(US) - Alabama
--------------------------------------------------------------------------------
Frontier Communications of Alabama, Inc.
(US) - Alabama
--------------------------------------------------------------------------------
Frontier Communications of AuSable Valley, Inc.
(US) - New York
--------------------------------------------------------------------------------
Frontier Communications of Breezewood, Inc.
(US) - Pennsylvania
--------------------------------------------------------------------------------
Frontier Communications of Canton, Inc.
(US) - Pennsylvania
--------------------------------------------------------------------------------
Frontier Communications of DePue, Inc.
(US) - Illinois
--------------------------------------------------------------------------------
Frontier Communications of Fairmount, Inc.
(US) - Georgia
--------------------------------------------------------------------------------
Frontier Communications of Georgia, Inc.
(US) - Georgia
--------------------------------------------------------------------------------
Frontier Communications of Illinois, Inc.
(US) - Illinois
--------------------------------------------------------------------------------
Frontier Communications of Indiana, Inc.
(US) - Indiana
--------------------------------------------------------------------------------
Frontier Communications of Iowa, Inc.
(US) - Iowa
--------------------------------------------------------------------------------
Frontier Communications of Lakeside, Inc.
(US) - Illinois
--------------------------------------------------------------------------------
Frontier Communications of Lakewood, Inc.
(US) - Pennsylvania
--------------------------------------------------------------------------------
Frontier Communications of Lamar County, Inc.
(US) - Alabama
--------------------------------------------------------------------------------
Frontier Communications of Michigan, Inc.
(US) - Michigan
--------------------------------------------------------------------------------
Frontier Communications-Midland, Inc.
(US) - Illinois
--------------------------------------------------------------------------------
Frontier Communications of Minnesota Inc.
(US) - Minnesota
--------------------------------------------------------------------------------
Frontier Communications of Mississippi, Inc.
(US) - Mississippi
--------------------------------------------------------------------------------
Frontier Communications of Mondovi Inc.
(US) - Wisconsin
--------------------------------------------------------------------------------
Frontier Communications of Mt. Pulaski, Inc.
(US) - Illinois
--------------------------------------------------------------------------------
Frontier Communications of New York, Inc.
(US) - New York
--------------------------------------------------------------------------------
Frontier Communications of Orion, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Entity
--------------------------------------------------------------------------------
(US) - Illinois
--------------------------------------------------------------------------------
Frontier Communications of Oswayo River, Inc.
(US) - Pennsylvania
--------------------------------------------------------------------------------
Frontier Communications of Pennsylvania, Inc.
(US) - Pennsylvania
--------------------------------------------------------------------------------
Frontier Communications-Prairie, Inc.
(US) - Illinois
--------------------------------------------------------------------------------
Frontier Communications of Rochester, Inc.
(US) -  Delaware
--------------------------------------------------------------------------------
Frontier Communications-Schuyler, Inc.
(US) - Illinois
--------------------------------------------------------------------------------
Frontier Communications of Seneca-Gorham Inc.
(US) - New York
--------------------------------------------------------------------------------
Frontier Communications-St. Croix, Inc.
(US) - Wisconsin
--------------------------------------------------------------------------------
Frontier Communications of Sylvan Lake, Inc.
(US) - New York
--------------------------------------------------------------------------------
Frontier Communications of Thorntown
(US) - Indiana
--------------------------------------------------------------------------------
Frontier Communications of Viroqua Inc.
(US) - Wisconsin
--------------------------------------------------------------------------------
Frontier Communications of Wisconsin, Inc.
(US) - Wisconsin
--------------------------------------------------------------------------------
Frontier Corporation
(US) - New York
--------------------------------------------------------------------------------
Frontier Information Technologies Inc.
(US) - Delaware
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Frontier InfoServices, Inc.
(US) - Delaware
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Frontier Long Distance of America, Inc.
(US) - Delaware
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Frontier Subsidiary Telco Inc.
(US) - Delaware
--------------------------------------------------------------------------------
Frontier Telephone of Rochester, Inc.
(US) - New York
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Galla Town Ltd.
(British Virgin Islands)
--------------------------------------------------------------------------------
GC Dev. Co., Inc.
(US) - Delaware
--------------------------------------------------------------------------------
GC Pacific Landing Corp.
(US) - Delaware
--------------------------------------------------------------------------------
GC Pan European Crossing Belgie B.V.B.A.
(Belgium)
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

--------------------------------------------------------------------------------
Entity
--------------------------------------------------------------------------------
GC Pan European Crossing Danmark ApS
(Denmark)
--------------------------------------------------------------------------------
GC Pan European Crossing Deutschland GmbH
(Germany)
--------------------------------------------------------------------------------
GC Pan European Crossing Espana S.L.
(Spain)
--------------------------------------------------------------------------------
GC Pan European Crossing France S.A.R.L.
(France)
--------------------------------------------------------------------------------
GC Pan European Crossing Holdings B.V.
(Netherlands)
--------------------------------------------------------------------------------
GC Pan European Crossing Italia S.R.L.
(Italy)
--------------------------------------------------------------------------------
GC Pan European Crossing Luxembourg I S.A.R.L.
(Luxembourg)
--------------------------------------------------------------------------------
GC Pan European Crossing Luxembourg II, S.R.L.
(Luxembourg)
--------------------------------------------------------------------------------
GC Pan European Crossing Nederland B.V.
(Netherlands)
--------------------------------------------------------------------------------
GC Pan European Crossing Norge AS
(Sweden)
--------------------------------------------------------------------------------
GC Pan European Crossing Osterreich GmbH
(Austria)
--------------------------------------------------------------------------------
GC Pan European Crossing Sverige A.b.
(Sweden)
--------------------------------------------------------------------------------
GC Pan European Crossing Switzerland GmbH
(Switzerland)
--------------------------------------------------------------------------------
GC Pan European Crossing UK Limited
(UK)
--------------------------------------------------------------------------------
GC SAC Argentina S.R.L.
(Argentina)
--------------------------------------------------------------------------------
GC St. Croix Co.
(Virgin Islands)
--------------------------------------------------------------------------------
GC UK Holding Ltd.
(UK)
--------------------------------------------------------------------------------
GCT Pacific Holdings, Ltd.
(Bermuda)
--------------------------------------------------------------------------------
General Offshore (UK) Limited
(UK)
--------------------------------------------------------------------------------
General Offshore Specialised Services Ltd.
(US) - Delaware
--------------------------------------------------------------------------------
Georgia Merger Sub Corporation
(US) - Delaware
--------------------------------------------------------------------------------
Global Access Ltd. (49%)
(Japan)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Entity
--------------------------------------------------------------------------------
Global Crossing (BidCo) Ltd.
(UK)
--------------------------------------------------------------------------------
Global Crossing (HoldCo) Ltd.
(UK)
--------------------------------------------------------------------------------
Global Crossing Advanced Card Services, Inc.
(US) - Iowa
--------------------------------------------------------------------------------
Global Crossing Bandwidth, Inc.
(US) - California
--------------------------------------------------------------------------------
Global Crossing Billing, Inc.
(US) - Michigan
--------------------------------------------------------------------------------
Global Crossing Conferencing-Canada, Ltd.
(Canada)
--------------------------------------------------------------------------------
Global Crossing Conferencing Limited
(UK)
--------------------------------------------------------------------------------
Global Crossing Development Co.
(US) - Delaware
--------------------------------------------------------------------------------
Global Crossing Employee Services Inc.
(US) - Delaware
--------------------------------------------------------------------------------
Global Crossing Europe Limited
(UK)
--------------------------------------------------------------------------------
Global Crossing Holdings II Ltd.
(Bermuda)
--------------------------------------------------------------------------------
Global Crossing Holdings Ltd.
(Bermuda)
--------------------------------------------------------------------------------
Global Crossing Holdings U.K. Ltd.
(UK)
--------------------------------------------------------------------------------
Global Crossing Holdings USA Inc.
(US) - Delaware
--------------------------------------------------------------------------------
Global Crossing Intellectual Property Ltd.
(Bermuda)
--------------------------------------------------------------------------------
Global Crossing Intermediate UK Holdings Limited
(UK)
--------------------------------------------------------------------------------
Global Crossing International, Ltd.
(Bermuda)
--------------------------------------------------------------------------------
Global Crossing Ireland Ltd.
(Ireland)
--------------------------------------------------------------------------------
Global Crossing Japan Kabushiki Kaisha
(Japan)
--------------------------------------------------------------------------------
Global Crossing Landing Holdings Ltd.
(Bermuda)
--------------------------------------------------------------------------------
Global Crossing Landing Mexicana S. De R.L. de C.V.
(Mexico)
--------------------------------------------------------------------------------
Global Crossing Local Services, Inc.
(US) - Michigan
--------------------------------------------------------------------------------
Global Crossing Management Services
(US) - Delaware
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

--------------------------------------------------------------------------------
Entity
--------------------------------------------------------------------------------
Global Crossing Marketing (UK) Limited
(UK)
--------------------------------------------------------------------------------
Global Crossing Mexicana S. De R.L. de C.V.
(Mexico)
--------------------------------------------------------------------------------
Global Crossing Network Center (UK) Ltd.
(UK)
--------------------------------------------------------------------------------
Global Crossing Network Center Ltd.
(Bermuda)
--------------------------------------------------------------------------------
Global Crossing North American Networks, Inc.
(US) - Delaware
--------------------------------------------------------------------------------
Global Crossing Services Europe Limited
(Ireland)
--------------------------------------------------------------------------------
Global Crossing Services Ireland, Ltd.
(Ireland)
--------------------------------------------------------------------------------
Global Crossing Servicios S. De R.L. de C.V.
(Mexico)
--------------------------------------------------------------------------------
Global Crossing Telecommunications, Inc.
(US) - Michigan
--------------------------------------------------------------------------------
Global Crossing Telecommunications-Canada, Ltd.
(Canada) - Ontario
--------------------------------------------------------------------------------
Global Crossing Telemanagement VA, LLC (GC Telemanagement Inc. & Frontier Communications-Sylvan members)
(US) - Virginia
--------------------------------------------------------------------------------
Global Crossing Telemanagement, Inc.
(US) - Wisconsin
--------------------------------------------------------------------------------
Global Crossing USA Inc.
(US) - Delaware
--------------------------------------------------------------------------------
Global Crossing Ventures, Inc.
(US) - Delaware
--------------------------------------------------------------------------------
Global Crossing Videoconferencing, Inc.
(US) - Colorado
--------------------------------------------------------------------------------
Global Submarine Cable Pte Limited
(Singapore)
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Global Marine Systems (Bermuda) Ltd. (UK)
(Bermuda)
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Global Marine Systems (Depots) Limited
(Canada)
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Global Marine Systems (Guernsey) Limited
(Guernsey)
--------------------------------------------------------------------------------
Global Marine Systems Inc.
(US) - Delaware
--------------------------------------------------------------------------------
Global Marine Systems (Investments) Limited
(UK)
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

--------------------------------------------------------------------------------
Entity
--------------------------------------------------------------------------------
Global Marine Systems Ltd.
(UK)
--------------------------------------------------------------------------------
Global Telesystems GmbH
(Germany)
--------------------------------------------------------------------------------
GlobalCenter Inc.
(US) - Delaware
--------------------------------------------------------------------------------
GlobalCenter Japan KK
(Japan)
--------------------------------------------------------------------------------
GlobalCenter Pty. Ltd.
(Australia)
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GlobalCenter UK Limited
(UK)
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GT Landing Corp.
(US) - Delaware
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GT Landing II Corp.
(US) - Delaware
--------------------------------------------------------------------------------
GT Netherlands B.V.
(Netherlands)
--------------------------------------------------------------------------------
GT U.K. Ltd.
(UK)
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Harmstrof Submarine Systems
Sdn Bhd (Malaysia)
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HCL Holdings Ltd. (50%)
(British Virgin Islands)
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HCL Partnership Holdings Limited
(Hong Kong)
--------------------------------------------------------------------------------
Hutchison Communications Ltd.
(Hong Kong)
--------------------------------------------------------------------------------
Hutchison Global Net Limited
(Hong Kong)
--------------------------------------------------------------------------------
Hutchison Multimedia Services Ltd.
(Hong Kong)
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International Cableship Pte Limited (30%)
(Singapore J.V.)
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ION LLC (50%)
(US) - Delaware
--------------------------------------------------------------------------------
ION Ltd.
(UK)
--------------------------------------------------------------------------------
MAC Landing Corp.
(US) - Delaware
--------------------------------------------------------------------------------
Mid-Atlantic Crossing Ltd.
(Bermuda)
--------------------------------------------------------------------------------
Mid-Atlantic Crossing Holdings Ltd.
(Bermuda)
--------------------------------------------------------------------------------
Mid-Atlantic Crossing Holdings UK Limited
(UK)
--------------------------------------------------------------------------------
NTT World Engineering Marine Corporation (25%)
(Japan J.V.)
--------------------------------------------------------------------------------
O.T. Cellular Telephone Company
(US) - Illinois
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

--------------------------------------------------------------------------------
Entity
--------------------------------------------------------------------------------
Oppenheim Ltd.
(British Virgin Islands)
--------------------------------------------------------------------------------
PAC Landing Corp.
(US) - Delaware
--------------------------------------------------------------------------------
PAC Panama Ltd.
(Bermuda)
--------------------------------------------------------------------------------
Pacific Crossing Holdings Ltd.
(Bermuda)
--------------------------------------------------------------------------------
Pacific Crossing Ltd. (Bermuda) (57%)
--------------------------------------------------------------------------------
Pacific Crossing UK Ltd
(UK)
--------------------------------------------------------------------------------
Pan American Crossing Holdings Ltd.
(Bermuda)
--------------------------------------------------------------------------------
Pan American Crossing Landing B.V.
(Netherlands)
--------------------------------------------------------------------------------
Pan American Crossing Ltd.
(Bermuda)
--------------------------------------------------------------------------------
Pan American Crossing UK Ltd.
(UK)
--------------------------------------------------------------------------------
PC Landing Corp.
(US) - Delaware
--------------------------------------------------------------------------------
PCL Japan Ltd.
(Bermuda)
--------------------------------------------------------------------------------
Pennstock Ltd.
(British Virgin Islands)
--------------------------------------------------------------------------------
PT Macaser Indonesia (55%)
(Indonesia)
--------------------------------------------------------------------------------
Racal Corp. Inc.
(US) - Delaware
--------------------------------------------------------------------------------
Global Crossing (UK) Internet Services Limited
(UK)
--------------------------------------------------------------------------------
Global Crossing (UK) Telecommunications Limited
(UK)
--------------------------------------------------------------------------------
Global Crossing (UK) Telecommunications Networks Limited
(UK)
--------------------------------------------------------------------------------
SAC Brasil Backhaul Holdings Ltda.
(Brazil)
--------------------------------------------------------------------------------
SAC Brasil Backhaul Ltda.
(Brazil)
--------------------------------------------------------------------------------
SAC Brasil Holding Ltda.
(Brazil)
--------------------------------------------------------------------------------
SAC Brasil Ltda.
(Brazil)
--------------------------------------------------------------------------------
SAC Brazil (Backhaul) Ltd.
(Bermuda)
--------------------------------------------------------------------------------
SAC Brazil Landing Holding Ltda.
(Brazil)
--------------------------------------------------------------------------------
SAC Brazil Landing Ltda.
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

--------------------------------------------------------------------------------
Entity
--------------------------------------------------------------------------------
(Brazil)
--------------------------------------------------------------------------------
SAC Chile S.A.
(Chile)
--------------------------------------------------------------------------------
SAC Columbia Backhaul Limitada
(Columbia)
--------------------------------------------------------------------------------
SAC Columbia Limitada
(Columbia)
--------------------------------------------------------------------------------
SAC Landing Corp.
(US) - Delaware
--------------------------------------------------------------------------------
SAC Panama Landing Ltd.
(Bermuda)
--------------------------------------------------------------------------------
SAC Panama S.A.
(Panama)
--------------------------------------------------------------------------------
SAC Peru Backhaul S.R.L.
(Peru)
--------------------------------------------------------------------------------
SAC Peru S.R.L.
(Peru)
--------------------------------------------------------------------------------
Schuyler Cellular, Inc.
(US) Illinois
--------------------------------------------------------------------------------
Sembawang Cable Depot (40%)
Pte Ltd.
(Singapore)
--------------------------------------------------------------------------------
South American Crossing (Backhaul) Ltd.
(Bermuda)
--------------------------------------------------------------------------------
South American Crossing (Subsea) Ltd.
(Bermuda)
--------------------------------------------------------------------------------
South American Crossing Holdings (Backhaul) Ltd.
(Bermuda)
--------------------------------------------------------------------------------
South American Crossing Holdings (Subsea)
(Bermuda)
--------------------------------------------------------------------------------
South American Crossing Holdings Ltd.
(Bermuda)
--------------------------------------------------------------------------------
South American Crossing Ltd.
(Bermuda)
--------------------------------------------------------------------------------
Timbo Star Investment Ltd.
(Hong Kong)
--------------------------------------------------------------------------------
US Crossing, Inc.
(US) - Delaware
--------------------------------------------------------------------------------
Vibro Einspultechnik Duker - und Wasserbrau GmbH
(Germany)
--------------------------------------------------------------------------------
Global Marine Systems Pension Fund Trustee Limited
(UK)
--------------------------------------------------------------------------------
Global Marine Systems (Investments) Limited
(UK)
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

--------------------------------------------------------------------------------
Entity
--------------------------------------------------------------------------------
Marine Investment Limited
(UK)
--------------------------------------------------------------------------------
Marine Southampton Limited
(UK)
--------------------------------------------------------------------------------